EXHIBIT NO. 24.01

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Carl A. Gilbert, Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a Director and/or officer of Dravo Corporation), to execute a Registration Statement on Form S-8, including the prospectus and any and all exhibits and other documents relating thereto, for registration under the Securities Act of 1933, as amended, of 70,000 shares of Common Stock of the par value of $1.00 per share of Dravo Corporation, to be delivered under the Dravo Corporation Stock Incentive Compensation Plan, and from time to time to execute any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Name:  /s/  Arthur E. Byrnes         Date:  January 25, 1996
            Arthur E. Byrnes


                                                  EXHIBIT NO. 24.01

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Carl A. Gilbert, Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a Director and/or officer of Dravo Corporation), to execute a Registration Statement on Form S-8, including the prospectus and any and all exhibits and other documents relating thereto, for registration under the Securities Act of 1933, as amended, of 70,000 shares of Common Stock of the par value of $1.00 per share of Dravo Corporation, to be delivered under the Dravo Corporation Stock Incentive Compensation Plan, and from time to time to execute any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Name:  /s/  James C. Huntington, Jr.           Date:  January 25, 1996
            James C. Huntington, Jr.


                                                  EXHIBIT NO. 24.01

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Carl A. Gilbert, Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a Director and/or officer of Dravo Corporation), to execute a Registration Statement on Form S-8, including the prospectus and any and all exhibits and other documents relating thereto, for registration under the Securities Act of 1933, as amended, of 70,000 shares of Common Stock of the par value of $1.00 per share of Dravo Corporation, to be delivered under the Dravo Corporation Stock Incentive Compensation Plan, and from time to time to execute any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Name:  /s/  William E. Kassling           Date:  January 25, 1996
             William E. Kassling
                                                  EXHIBIT NO. 24.01

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Carl A. Gilbert, Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a Director and/or officer of Dravo Corporation), to execute a Registration Statement on Form S-8, including the prospectus and any and all exhibits and other documents relating thereto, for registration under the Securities Act of 1933, as amended, of 70,000 shares of Common Stock of the par value of $1.00 per share of Dravo Corporation, to be delivered under the Dravo Corporation Stock Incentive Compensation Plan, and from time to time to execute any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Name:  /s/  William G. Roth          Date:   January 25, 1996
            William G. Roth

                                                  EXHIBIT NO. 24.01

                         POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Carl A. Gilbert, Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a Director and/or officer of Dravo Corporation), to execute a Registration Statement on Form S-8, including the prospectus and any and all exhibits and other documents relating thereto, for registration under the Securities Act of 1933, as amended, of 70,000 shares of Common Stock of the par value of $1.00 per share of Dravo Corporation, to be delivered under the Dravo Corporation Stock Incentive Compensation Plan, and from time to time to execute any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Name:  /s/  Konrad M. Weis           Date:  January 25, 1996
            Konrad M. Weis